UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported October 31, 2012

Viggle Inc.
(Exact name of Registrant as Specified in its Charter)

Delaware	001-35620	33-0637631
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

902 Broadway, 11 th Floor New York, New York	10010
(Address of principal executive offices)	(Zip Code)

(212)  231-0092
(Registrant’s Telephone Number, including Area Code)

 (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions ( see General Instruction A.2 below):

☐             Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐             Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐             Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17  CFR 240.14d-2(b)).

☐             Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

ITEM 1.01 ENTRY INTO MATERIAL DEFINITIVE AGREEMENTS.

(a) Loans.

As previously disclosed on the Company’s Current Report on Form 8-K dated July 6, 2012, on June 29, 2012, Sillerman Investment Company LLC (the “Lender”), an affiliate of Robert F.X. Sillerman, the Executive Chairman and Chief Executive Officer of the Company, agreed to advance up to $10,000,000 to the Company, as evidenced by a line of credit grid promissory note, dated as of June 29, 2012, that was executed and delivered by the Company in favor of the Lender (the “Grid Note”) on July 6, 2012.  As of October 4, 2012, the entire $10,000,000 was advanced.

On October 31, 2012, the Company’s Board of Directors approved an increase in the line of credit from $10,000,000 to $12,000,000 and entered into an Amended and Restated Line of Credit Promissory Note for $12,000,000 but otherwise on the same terms and conditions as the Grid Note.  A further advance of $2,000,000 was made on October 31, 2012.

The foregoing description of the line of credit is not complete and it is qualified in its entirety by reference to the full text of the form of Amended and Restated Line of Credit Note which is filed as Exhibit 10.1 to this Form 8-K and incorporated herein by reference.

The Company is using the proceeds to fund working capital requirements and for general corporate purposes.  Because Mr. Sillerman is a director, executive officer and greater than 10% stockholder of the Company, the Company’s independent directors approved the transaction.

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

The information required by this item is incorporated by reference from Item 1.01 above.

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On October 31, 2012, the Board of Directors appointed Gregory Consiglio to serve as the Company’s President and Chief Operating Officer, effective immediately.  Mr. Consiglio, 46 years old, has served as the Company’s Head of Business Development since 2011.  He came to the Company after serving as Executive Vice President of Business Development at Ticketmaster Entertainment, where he oversaw teams responsible for online affiliate sales, online sponsorship, advertising sales, and third party alliances with leading brands. Previously, he oversaw corporate and business development for GoFish, the online video network.

Before joining GoFish, Consiglio spent seven years at America Online serving in a variety of business development and operating roles including Managing Director, AOL Asia (based in Hong Kong), and later served as AOL’s head of international business development. His early career included roles in the consulting practice of KPMG and government affairs for Nortel.

Mr. Consiglio’s employment agreement was amended as of October 31, 2012 to provide for an increase in his annual salary from $300,000 to $400,000, as well as a grant of options to purchase 100,000 shares of the Company’s common stock at a price of $2.30 per share. A copy of the amendment to Mr. Consiglio’s employment agreement is annexed hereto as Exhibit 10.2 to this Form 8-K and is incorporated herein by reference.

The other terms of Mr. Consiglio’s employment agreement are described in Item 11, Executive Compensation, in the Company’s Annual Report on Form 10-K filed on October 15, 2012, and a copy of his employment agreement is annexed as Exhibit 10.27 thereto and is incorporated herein by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

Exhibit No.	Description
10.1	Form of Amended and Restated Line of Credit Grid Promissory Note

10.2	Amendment to Employment Agreement between Viggle Inc. and Gregory Consiglio, dated as of October 31, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIGGLE INC.

Date: November 5, 2012	By:	/s/ Mitchell J. Nelson
Name: Mitchell J. Nelson
Title: Executive Vice President

INDEX TO EXHIBITS

Exhibit No.	Description
10.1	Form of Amended and Restated Line of Credit Grid Promissory Note

10.2	Amendment to Employment Agreement between Viggle Inc. and Gregory Consiglio, dated as of October 31, 2012